SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2005

                               __________________

                               PSB Holdings, Inc.
             (Exact name of registrant as specified in its charter)


           Federal                         0-50970              42-1597948
------------------------------   ------------------------   ------------------
      (State or other            (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)



 40  Main Street, Putnam, Connecticut                              06260
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)

                                 (860) 928-6501
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

         On January 31, 2005, PSB Holdings, Inc. (the "Company") issued a press release regarding its results of operations and financial condition at and for the three and six months ended December 31, 2004. The text of the press release and a related financial supplement is included as Exhibit 99.1 to this report. The information included in the press release text and the financial supplement is considered to be "furnished" under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses at and for the period ended December 31, 2004, as part of its Form 10-QSB covering that period.

Item 9.01.      Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits: The following exhibit is being furnished herewith:

    Exhibit No.         Exhibit Description
    -----------         -------------------

       99.1 Press release text and financial supplement of PSB Holdings, Inc. dated January 31, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     PSB HOLDINGS, INC.

Dated: January 31, 2005                      By:     /s/ Robert J. Halloran, Jr.
                                                     ---------------------------
                                                     Robert J. Halloran, Jr.
                                                     Chief Financial Officer